UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2018

EASTSIDE DISTILLING, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 SE Water Avenue, Suite 390
Portland, OR 97214
(Address of principal executive offices)

(971) 888-4264
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2018, Eastside Distilling, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, our shareholders voted on each of the following four matters:

●	To elect six individuals to the Board of Directors, each to serve until the earlier of: (a) the annual meeting of stockholders to be held in 2019; or (b) his or her successor is duly elected and qualified;

●	To approve, by non-binding “say-on-pay” vote, the compensation of our named executive officers, as disclosed in our proxy statement;

●	To hold a non-binding “say-on-frequency” vote regarding the frequency of future advisory votes on the compensation of our named executive officers (every year, every two years, or every three years); and

●	To ratify the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The final vote results for each of these four matters is set forth below.

The votes cast on the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Grover Wickersham	2,198,791	243,308	0	862,027

Trent Davis	2,201,390	240,709	0	862,027

Michael Fleming	2,200,438	241,661	0	862,027

Shelly Saunders	2,440,884	1,215	0	862,027

Jack Peterson	2,201,257	240,842	0	862,027

Matthew Szot	2,441,125	974	0	862,027

The votes cast on the advisory vote to approve the compensation of our executives disclosed in our proxy statement for the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,423,667	10,222	8,210	862,027

The votes cast on the advisory vote regarding the frequency of future advisory votes on the compensation of our named executive officers (every year, every two years, or every three years):

Every Year	Every 2 Years	Every 3 Years	Abstentions
2,377,399	15,851	39,061	9,788

For item 3, the Board of Directors recommended an advisory vote frequency of “One Year” for the future non-binding advisory resolutions to approve the compensation of our named executive officers. With the alternative of holding the executive compensation vote every “One Year” receiving the highest number of votes cast on the frequency proposal, the Board has determined that the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote on the frequency of shareholder votes on the compensation of our named executive officers. A shareholder advisory vote on the frequency of the shareholder advisory vote on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

The votes cast on the ratification of the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for 2018 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,300,929	900	2,297	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2018

EASTSIDE DISTILLING, INC.

/s/ Grover T. Wickersham
Grover T. Wickersham
Chief Executive Officer and Chairman of the Board